Supplement Dated September 19, 2016
To The Prospectus Dated April 25, 2016 For

RETIREMENT LATITUDES®

FLEXIBLE PREMIUM FIXED AND VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company® through
Jackson National Separate Account - I

This supplement updates the above-referenced prospectus. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of the prospectus, please contact us at our Annuity Service Center, P.O. Box 30314, Lansing, Michigan, 48909-7814; 1-800-644-4565; www.jackson.com.

CHANGES TO THE INVESTMENT DIVISIONS.

➢
Available Funds. Effective September 19, 2016, two additional Investment Divisions, which invest in the JNL Multi-Manager Mid Cap Fund and the JNL/Oppenheimer Global Growth Fund, respectively, are available.

The prospectus is revised as follows:

a)	The following Funds are added to the Fund list located on the back of the front page of the prospectus:

JNL Multi-Manager Mid Cap Fund
JNL/Oppenheimer Global Growth Fund

b)	Under Appendix D, “ACCUMULATION UNIT VALUES”, the following paragraphs are added immediately preceding the tables of Accumulation Unit Values:

Effective September 19, 2016, there is a new Investment Division for which Accumulation Unit information is not yet available. The new Investment Division invests in the following Fund:

JNL Multi-Manager Mid Cap Fund

➢	Fund Operating Expenses Changes. Effective September 19, 2016, the prospectus is revised as follows:

Under the section titled “FEES AND EXPENSES TABLES,” the fee tables titled “Total Annual Fund Operating Expenses,” are revised by (i) changing the Contractual Fee Waiver and/or Expense Reimbursement and Net Total Annual Fund Operating Expenses for the JNL/American Funds Global Bond Fund, (ii) adding the information for the JNL Multi-Manager Mid Cap Fund and the JNL/Oppenheimer Global Growth Fund, and (iii) changing the Management Fee and Total Annual Fund Operating Expenses and adding footnote I, where indicated, to the JNL/FPA + DoubleLine® Flexible Allocation, JNL/Franklin Templeton Global Multisector Bond, JNL/Franklin Templeton International Small Cap Growth, and JNL/PPM America Floating Rate Income Funds as follows:

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Contractual Fee Waiver and/or Expense Reimbursement	Net Total Annual Fund Operating Expenses
JNL Series Trust
JNL/American Funds Global Bond	1.23% A	0.20% A	0.19% A,G	0.00%	1.62% A	(0.53%) B	1.09% A,B,I
JNL/Oppenheimer Global Growth	0.62%	0.20%	0.15% G	0.00%	0.97%	(0.01%)C	0.96%C,I

Fund Operating Expenses (As an annual percentage of each Fund's average daily net assets) Fund Name	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses
JNL Multi-Manager Mid Cap	0.74%	0.20%	0.15%G	0.00%	1.09%I
JNL/FPA + DoubleLine® Flexible Allocation	0.80%	0.20%	0.15%G	0.01%	1.16%I
JNL/Franklin Templeton Global Multisector Bond	0.67%	0.20%	0.16%G	0.02%	1.05%I
JNL/Franklin Templeton International Small Cap Growth	0.92%	0.20%	0.15%G	0.01%	1.28%I
JNL/PPM America Floating Rate Income	0.60%	0.20%	0.16%G	0.01%	0.97%

I	Expense Information has been restated to reflect current fees.

➢	Investment Objective Changes. Effective September 19, 2016, the prospectus is revised as follows:

Under the section titled “INVESTMENT DIVISIONS”, the brief statements of the corresponding investment objective for the following Funds are revised as follows, whether in connection with objective changes or the addition of Funds:

JNL Series Trust

JNL Multi-Manager Mid Cap Fund
Jackson National Asset Management, LLC (and Champlain Investment Partners, LLC, ClearBridge Investments, LLC, and Victory Capital Management, Inc.)

Seeks long-term total return by investing, under normal circumstances, at least 80% of its total net assets in a variety of mid-capitalization growth and value strategies managed by unaffiliated investment managers.

JNL/Oppenheimer Global Growth Fund
Jackson National Asset Management, LLC (and OppenheimerFunds, Inc.)
Seeks capital appreciation by investing mainly in common stocks of companies in the U.S. and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developing or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but primarily invests in mid-capitalization and large-capitalization companies.

JNL/S&P Dividend Income & Growth Fund
Jackson National Asset Management, LLC (and Standard & Poor’s Investment Advisory Services LLC and Mellon Capital Management Corporation)

Seeks primarily capital appreciation with secondary focus on current income by investing in the stock of 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC.

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(To be used with JMV5765 04/16)

JMV17641 09/16